UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2006
TRIZEC PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16765	33-0387846
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 S. Riverside Plaza, Suite 1100, Chicago IL	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(312) 798-6000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On June 5, 2006, Trizec Properties, Inc. (“Trizec”) issued a press release announcing that it had executed a definitive merger agreement pursuant to which Brookfield Properties will acquire Trizec. A copy of Trizec’s press release is attached as Exhibit 99.1. A copy of Trizec’s communication to its employees is attached as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIZEC PROPERTIES, INC.
Date: June 5, 2006	By: /s/ Timothy H. Callahan

Timothy H. Callahan
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated June 5, 2006 issued by Trizec Properties, Inc.

99.2	Memorandum from Timothy H. Callahan to employees of Trizec Properties, Inc. dated June 5, 2006